UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On June 14, 2024, Editas Medicine, Inc. (the “Company”) issued two press releases, one titled “Editas Medicine Reports New Safety and Efficacy Data from the RUBY Trial of Reni-cel in 18 Patients with Sickle Cell Disease, Presented at the European Hematology Association (EHA) Annual Congress,” a copy of which is furnished as Exhibit 99.1 hereto, and the other titled “Editas Medicine Announces New Safety and Efficacy Data from the EdiTHAL Trial of Reni-cel in 7 Patients with Transfusion-dependent Beta Thalassemia, Presented at the European Hematology Association (EHA) Annual Congress,” a copy of which is furnished as Exhibit 99.2 hereto.
The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
On June 14, 2024, the Company announced new safety and efficacy data in 18 patients treated with renizgamglogene autogedtemcel (“reni-cel”; formerly known as EDIT-301) in the Company’s Phase 1/2/3 clinical trial of reni-cel for the treatment of severe sickle cell disease (“SCD”), which is referred to as the RUBY trial. The data provided was as of a May 8, 2024 data cutoff date.
The Company also announced on June 14, 2024, new safety and efficacy data in seven patients treated with reni-cel in the Company's Phase 1/2 clinical trial of reni-cel for the treatment of transfusion-dependent beta thalassemia (“TDT”), which is referred to as the EdiTHAL trial. The data provided was as of a May 8, 2024 data cutoff date.
RUBY Clinical Data Update
In the RUBY clinical trial, all 18 patients are free of vaso-occlusive events since reni-cel infusion with follow-up ranging from 2.4 to 22.8 months. Patients demonstrated early normalization of total hemoglobin (“Hb”) with a mean within the normal range at more than 14g/dL and rapid and sustained improvements in fetal hemoglobin (“HbF”) well above levels of over 40%. Across patients with at least six months follow-up, at month six, the mean total Hb was 14.3 g/dL for nine patients with a mean HbF of 48.5% for 10 patients. The mean percentage of F-cells increased early and were sustained at over 90% from month four through subsequent follow-ups for all 12 patients with at least four months follow-up.
Mean corpuscular fetal hemoglobin of HbF-containing red cells (F-cells) was sustained above the anti-sickling threshold of 10 pg/F-cell by month three after reni-cel infusion for all 14 patients with at least three months follow-up.
All patients in the RUBY trial showed sustained high levels of editing in the HBG1 and HBG2 promoter regions.
Markers of hemolysis have been normalized or improved in patients treated with reni-cel.
Reni-cel was well-tolerated and demonstrated a safety profile consistent with myeloablative conditioning with busulfan, the regimen that is necessary for current gene editing therapies for SCD and TDT, and autologous hematopoietic stem cell transplant by all 18 evaluated RUBY trial patients. Patients in the RUBY trial underwent a median of two apheresis and mobilization cycles.
After reni-cel infusion, all 18 patients demonstrated successful neutrophil and platelet engraftment. Neutrophil engraftment occurred at a median of 23 days, and platelet engraftment occurred at a median of 24 days. No serious adverse events related to reni-cel treatment in the RUBY trial have been reported.
EdiTHAL Clinical Data Update
In the EdiTHAL clinical trial, patients demonstrated early and robust total Hb and HbF increases, with total Hb rising above the transfusion independence threshold of 9.0 g/dL. For the six patients with at least six months follow-up, the mean total Hb and HbF concentrations at month six were 12.1 g/dL and 10.9 g/dL, respectively, which were sustained at or above the transfusion threshold from six months through subsequent follow-ups.

All seven patients have been transfusion free for a range of 4.1 to 12.8 months after receiving the last red blood cell transfusion at 0.5-2.2 months post-reni-cel infusion.
All patients in the EdiTHAL trial showed sustained high levels of editing in the HBG1 and HBG2 promoter regions.
Reni-cel was well-tolerated and demonstrated a safety profile consistent with myeloablative conditioning with busulfan and autologous hematopoietic stem cell transplant by all seven evaluated EdiTHAL trial patients. All patients in the EdiTHAL trial underwent one apheresis and mobilization cycle.
After reni-cel infusion, all seven patients demonstrated successful neutrophil and platelet engraftment. Neutrophil engraftment occurred at a median of 23 days, and platelet engraftment occurred at a median of 38 days. No serious adverse events related to reni-cel treatment in the EdiTHAL trial have been reported.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on June 14, 2024*
99.2	Press release issued by the Company on June 14, 2024*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit shall be deemed to be furnished and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: June 14, 2024	By:	/s/ Erick Lucera
Erick Lucera
Chief Financial Officer